UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

C&J ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35255	20-5673219
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3990 Rogerdale Rd. Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 325-6000

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 30, 2014, C&J Energy Services, Inc. (the “Company”) issued a press release announcing the filing of a registration statement on Form S-4 (“S-4”) by Nabors Red Lion Limited (“Red Lion”), a subsidiary of Nabors Industries Ltd. (“Nabors”), with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Company’s proposed combination with Nabors’ completion and production services business in the United States and Canada, which filing includes a preliminary prospectus of Red Lion and a preliminary proxy statement of the Company. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed combination, Red Lion has filed with the SEC an S-4 which includes a preliminary prospectus of Red Lion and a preliminary proxy statement of the Company. Nabors, Red Lion and the Company also plan to file other documents with the SEC regarding the proposed combination. After the S-4 has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the stockholders of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Nabors and the Company, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Nabors will be available free of charge on Nabors’s internet website at http://www.nabors.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting Nabors’s Investor Relations Department at 281-775-8038. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at http://www.cjenergy.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting the Company’s Investor Relations Department at 713-260-9986.

Participants in the Solicitation

The Company, its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 10, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of these documents can be obtained using the contact information above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. These include statements regarding the effects of the proposed merger, estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties and are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. For example, statements regarding future financial performance, future competitive positioning and business synergies, future acquisition cost savings, future accretion to earnings per share, future market demand, future benefits to stockholders, future economic and industry conditions, the proposed merger (including its benefits, results, effects and timing), the attributes of the Company as a subsidiary of Red Lion and whether and when the transactions contemplated by the merger agreement will be consummated, are forward-looking statements within the meaning of federal securities laws.

These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the control of Nabors and the Company, which could cause actual benefits, results, effects and timing to differ materially from the results predicted or implied by the statements. These risks and uncertainties include, but are not limited to: the failure of the stockholders of the Company to approve the proposed merger; the risk that the conditions to the closing of the proposed merger are not satisfied; the risk that regulatory approvals required for the proposed merger are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; uncertainties as to the timing of the proposed merger; competitive responses to the proposed merger; costs and difficulties related to the integration of the Company’s business and operations with Red Lion’s business and operations; the inability to obtain or delay in obtaining cost savings and synergies from the proposed merger; unexpected costs, charges or expenses resulting from the proposed merger; the outcome of pending or potential litigation; the inability to retain key personnel; uncertainty of the expected financial performance of Nabors following completion of the proposed merger; and any changes in general economic and/or industry specific conditions.

Nabors and the Company caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Nabors’s and the Company’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s website, http://www.sec.gov. All subsequent written and oral forward-looking statements concerning Nabors, the Company, the proposed transaction or other matters attributable to Nabors and the Company or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Each forward looking statement speaks only as of the date of the particular statement, and neither Nabors nor the Company undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated September 30, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&J ENERGY SERVICES, INC.

Date: September 30, 2014	By:	/s/ Theodore R. Moore
Theodore R. Moore
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated September 30, 2014